UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 26, 2006
Lucent Technologies Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11639 (Commission File Number)	22-3408857 (I.R.S. Employer Identification Number)

600 Mountain Avenue, Murray Hill, New Jersey	07974

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 908-582-8500
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
EX-99.1: PRESS RELEASE
EX-99.2: PRESS RELEASE

Item 2.02 Results of Operations and Financial Conditions
On July 26, 2006, Lucent Technologies Inc. (the “Company”) issued the press release attached as Exhibit 99.1 reporting the Company’s results for its third quarter of fiscal 2006.
Item 8.01 Other Events.
On July 26, 2006, the Company and Alcatel issued the press release attached as Exhibit 99.2 providing an update on their proposed merger transaction.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release issued by Lucent Technologies Inc. on July 26, 2006, reporting the results for its third quarter of fiscal 2006.

99.2	Press release issued by Lucent Technologies Inc. and Alcatel on July 26, 2006, providing an update on their proposed merger transaction.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUCENT TECHNOLOGIES INC.
Date: July 26, 2006	By:	/s/ William R. Carapezzi, Jr.
		Name:	William R. Carapezzi, Jr.
		Title:	SVP, General Counsel & Secretary

 2

Exhibit Index

Exhibit No.	Description

99.1	Press release issued by Lucent Technologies Inc. on July 26, 2006, reporting the results for its third quarter of fiscal 2006.

99.2	Press release issued by Lucent Technologies Inc. on July 26, 2006, reporting the results for its third quarter of fiscal 2006.